UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017 (June 30, 2017)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Central Texas Rehabilitation Clinic – Austin, Texas

Global Medical REIT, Inc. (the “Company”) entered into a purchase contract, effective July 5, 2017, (the “Austin Purchase Agreement”) with Norvin Austin Rehab LLC, a Delaware limited liability company and an affiliate of Norvin Healthcare Properties (the “Austin Seller”), to acquire (i) a 59,258 square-foot, inpatient rehabilitation facility in Austin, Texas (the “Rehab Center”) and (ii) approximately 1.27 acres of land that has been planned to accommodate the development of a 40-bed, long-term acute care hospital (together with the Rehab Center, the “Austin Facility”), and the tenant shall have the right during the initial lease term to cause the landlord to develop such land, at the landlord’s sole cost and expense, so long as both the landlord and tenant agree to a development plan and the lease terms that will govern the tenant’s occupancy of such development upon its completion. The aggregate purchase price of the Austin Facility is $40,650,000.

The Austin Seller currently leases the Austin Facility to CTRH, LLC, which is a joint venture between subsidiaries of Kindred Healthcare and Seton Healthcare, which is part of the Ascension Health System, pursuant to an absolute triple-net lease agreement (the “Austin Facility Lease”) with a remaining lease term of approximately 9.8 years, subject to four five-year renewal options by the tenant. Initial annual rent will be approximately $2.9 million, subject to annual increases of approximately 3.0%. Currently, 80% of the lease payments are guaranteed by Kindred Healthcare. The Austin Facility Lease also contains a right of first offer, which, upon notification of the landlord’s intent to sell the Austin Facility, allows the tenant to submit an offer to purchase the Austin Facility from the landlord on the landlord’s proposed terms and a right of first refusal, which, upon receipt of an offer from a third party to purchase the Austin Facility, allows the tenant to purchase the Austin Facility from the landlord on the same terms. Upon the closing of the acquisition of the Austin Facility, the Company intends, through a wholly-owned subsidiary of the Company’s operating partnership, Global Medical REIT L.P. (the “OP”), to assume the Austin Facility Lease.

The Company’s obligation to close the acquisition is subject to certain conditions. The Company has the right to terminate, without penalty, the Austin Purchase Agreement on or before August 14, 2017, if, in its sole discretion, it is not satisfied with the results of its ongoing due diligence investigation. If the Company does not terminate the contract by August 14, 2017, the Company’s earnest money deposit in the amount of $300,000 becomes non-refundable, and the Company must deposit an additional earnest money deposit in the amount of $300,000, for a total of $600,000 in earnest money funds, which will then be non-refundable except in the event of an Austin Seller default or failure of a condition to closing. The Austin Purchase Agreement is also subject to other customary terms and conditions as set forth in the Austin Purchase Agreement. Although the Company believes completion of this acquisition is probable, there is no assurance that the Company will close this acquisition.

The above descriptions of the terms and conditions of the Austin Purchase Agreement and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Austin Purchase Agreement are set forth in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Carrus Specialty Hospital and Carrus Rehabilitation Hospital – Sherman, Texas

On June 30, 2017, the Company, through a wholly owned subsidiary of the OP, closed on the acquisition of the buildings and land known as the Carrus Specialty Hospital and the Carrus Rehabilitation Hospital (collectively, the “Carrus Facility”) located in Sherman, Texas for an aggregate purchase price of $26,000,000. The Company previously reported on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “Commission”) on May 23, 2017 that it had entered into a purchase contract (the “Carrus Purchase Agreement”) with SDB Partners, LLC (the “Carrus Seller”) to acquire the Carrus Facility.

Upon the closing of the acquisition of the Carrus Facility, the Company, through a wholly-owned subsidiary of the OP, entered into a new absolute triple-net lease agreement (the “Carrus Lease”), pursuant to which the subsidiary, as landlord, is leasing the Carrus Facility to the Carrus Seller, as tenant. The Carrus Seller has entered into two separate subleases with Texoma Hospital Partners, LLC (“THP”) and Carrus Rehabilitation Hospital, LLC (“Carrus Rehab”). The Carrus Lease has a 20-year term, subject to two consecutive 10-year renewal options by the tenant. Initial rent equals the product of (i) 8.8% and (B) the sum of the of the aggregate purchase price plus capitalized closing expenses, subject to annual rent escalations of 2.5%, beginning after the second year of the lease term. Carrus Healthcare, LLC, a Texas limited liability company, THP and Carrus Rehab are serving as guarantors of the Carrus Lease on a joint and several basis.

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The above description of the terms and conditions of the Carrus Purchase Agreement and Carrus Lease and the transactions contemplated thereby is only a summary and is not intended to be a complete description of their terms and conditions. All of the terms and conditions of the purchase contract and lease are set forth in the Carrus Purchase Agreement, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 23, 2017 and the Carrus Lease that is filed as Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed above in Item 1.01 – Carrus Specialty Hospital and Carrus Rehabilitation Hospital – Sherman, Texas is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the acquisition of the Carrus Facility, the OP incurred approximately $27.1 million of additional indebtedness under its revolving credit facility, the terms of which were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed with the Commission on March 6, 2017 and are herein incorporated by reference. As of June 30, 2017, the outstanding balance of the OP’s revolving credit facility was approximately $144.5 million.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, effective July 5, 2017, between Norvin Austin Rehab LLC and Global Medical REIT Inc.

10.2	Lease Agreement, dated June 30, 2017, between SDB Partners, LLC and GMR Sherman, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: July 6, 2017

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, effective July 5, 2017, between Norvin Austin Rehab LLC and Global Medical REIT Inc.

10.2	Lease Agreement, dated June 30, 2017, between SDB Partners, LLC and GMR Sherman, LLC.

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